UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

July 10, 2013
Date of Report (Date of Earliest Event Reported)

HEWLETT-PACKARD COMPANY
(Exact name of registrant as specified in its charter)

DELAWARE	1-4423	94-1081436
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3000 HANOVER STREET, PALO ALTO, CA		94304
(Address of principal executive offices)		(Zip code)

(650) 857-1501
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)
On July 10, 2013, the Board of Directors (the “Board”) of Hewlett-Packard Company (“HP”) elected the following individuals to serve as directors of HP, effective on July 15, 2013 (the “Effective Date”):

● Robert R. Bennett, former President and Chief Executive Officer of Liberty Media Corporation;

● Raymond E. Ozzie, founder and Chief Executive Officer of Talko Inc. and former Chief Software Architect of Microsoft Corporation; and

● James A. Skinner, Chairman of Walgreen Co. and former Vice Chairman and Chief Executive Officer of McDonald’s Corporation.

In addition, Mr. Bennett was elected to the Audit Committee and the Finance and Investment Committee of the Board, Mr. Ozzie was elected to the Finance and Investment Committee and the Technology Committee of the Board, and Mr. Skinner was elected to the Audit Committee, the HR and Compensation Committee and the Nominating and Governance Committee of the Board, in each case effective on the Effective Date.

Each of the new directors will receive compensation for service as a non-employee director of HP consistent with the compensation generally provided to other HP non-employee directors, as determined by the Board from time to time.  Currently, HP non-employee directors generally receive, among other things (i) an annual cash retainer of $100,000, which he or she may elect to receive in the form of HP securities, and an annual equity retainer of $175,000 paid at his or her election either in the form of restricted stock units or in equal amounts of restricted stock units and stock options, (ii) $2,000 in cash for each Board meeting attended in excess of ten per year, and (iii) $2,000 in cash for each Board committee meeting attended in excess of ten meetings per committee per year. Each new director also will be eligible to participate in the product matching portion of the HP Employee Giving Program under which each non-employee director may contribute up to $100,000 worth of HP products each year to a qualified charity by paying 25% of the list price of those products, with HP contributing the remaining cost.  For their first partial year of Board service, each new director’s annual cash retainer will be pro-rated and paid in the form of cash and each new director’s annual equity retainer will be pro-rated and paid in the form of restricted stock units.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 10, 2013, the Board approved an amendment to Section 3.2 of Article III of HP’s Bylaws increasing the number of HP directors from nine to twelve effective immediately prior to the effective time of the elections of Messrs. Bennett, Ozzie and Skinner to the Board.  The Amended and Restated Bylaws of HP reflecting that amendment are filed with this report as Exhibit 3.1.

Item 9.01.	Financial Statements and Exhibits.

Exhibit Number	Description

3.1	Amended and Restated Bylaws of Hewlett-Packard Company (filed herewith).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEWLETT-PACKARD COMPANY

DATE: July 15, 2013	By:	/s/ Rishi Varma
	Name:	Rishi Varma
	Title:	Senior Vice President, Deputy General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Description
3.1	Amended and Restated Bylaws of Hewlett-Packard Company (filed herewith).